UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2025

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

EXPLANATORY NOTE

Applied Digital Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K (this “Amendment”), originally filed with the Securities Exchange Commission (the “SEC”) on August 29, 2025 (the “Original 8-K”), solely to file exhibit 10.1. This Amendment does not amend or change any of the information previously disclosed in the Original 8-K. Interested parties should refer to the Original 8-K for Items 1.01, 3.02, 8.01 and Exhibit 99.1 filed pursuant to Item 9.01 thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*†	Building 4 Datacenter Lease, dated August 28, 2025, by and between APLD ELN-02 C LLC and CoreWeave, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.
†	The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 3, 2025	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer